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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               -------------------

                                   FORM 8-K/A


                                 Current Report

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

                               December 3, 2003
                Date of Report (Date of earliest event reported)

                             PRESIDION CORPORATION
             (Exact name of registrant as specified in its charter)

             Florida                      000-3149         65-0832987
  (State or other jurisdiction of       (Commission       (I.R.S. Employer
   incorporation or organization)        file number)    Identification No.)

                          755 W. Big Beaver, Suite 1700
                                 Troy, MI 48084
                    (Address of principal executive offices)

                                  (248)269-9600
                    (Registrant's telephone number, including
                                   area code)
                                 Not Applicable
          (Former name or former address, if changed since last report)





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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.


Effective December 3, 2003, pursuant to a resolution of the Board of Directors, Presidion Corporation (the "Company") appointed Follmer Rudzewicz PLC as the Company's independent accountants and dismissed Ernst & Young LLP ("E&Y"), which had previously served as the Company's independent accountants.


During the years ended December 31, 2002 and 2001 and through December 3, 2003, the date of this report, Follmer Rudzewicz PLC has not been engaged as an independent accountant to audit either the financial statements of the Company or any of its subsidiaries, nor has it been consulted regarding the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or any matter that was the subject of a disagreement or reportable event.

The report of E&Y on the financial statements for the years ended December 31, 2002 and 2001 did not include any adverse opinion or disclaimer of opinion, or any qualification or modification as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2002 and 2001 and through December 3, 2003, the date of this report, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of E&Y, would have caused it to make reference to the subject matter of such disagreement in their reports on the financial statements for such years.

E&Y reported to management certain material weaknesses in the Company's internal control systems necessary for the Company to develop reliable financial statements.

Specifically, in connection with an audit of the Company's consolidated financial statements for the year ended December 31, 2002, E&Y raised questions to management with respect to the Company's internal controls over reconciling certain bank accounts and preparing its financial statements on a timely basis. The Company concurs with E&Y with respect to these matters and has implemented corrective actions to improve the Company's internal controls with respect to these matters.

The Company has authorized E&Y to respond fully to any inquiries of Follmer Rudzewicz PLC.

Except as stated above, there are no other reportable events as defined in Regulation S-K Item 304(a)(1)(v) that E&Y advised the Company of during the period of E&Y's engagement.


The Company has requested that E&Y furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above mentioned statements. A copy of such letter, dated December 12, 2003, is filed as an Exhibit to this Form 8-K/A.






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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits:


16.1 Letter from Ernst & Young LLP to the Securities and Exchange Commission dated December 12, 2003.




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                Presidion Corporation
                                                --------------------------
Date:  December 15, 2003                              Registrant



                                                /S/ Craig A. Vanderburg
                                                --------------------------
                                                Craig A. Vanderburg,
                                                President and Chief Executive
                                                Officer



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                                    EXHIBIT INDEX



16.1 Letter from Ernst & Young LLP to the Securities and Exchange Commission dated December 12, 2003.